UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2016

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2016 Stock Option Plan

As described in Item 5.07 below, on June 29, 2016, at the 2016 Annual Combined General Meeting of Shareholders (the “2016 Annual General Meeting”) of Criteo S.A. (the “Company”), the Company’s shareholders approved the 2016 Stock Option Plan. A description of the 2016 Stock Option Plan is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2016 (the “2016 Proxy Statement”) and is qualified in its entirety by reference to the full text of the 2016 Stock Option Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Amended and Restated 2015 Time-Based RSU Plan

As described in Item 5.07 below, at the 2016 Annual General Meeting, the Company’s shareholders approved an amendment to the Company’s 2015 Time-Based Free Share/RSU Plan (as amended, the “Amended and Restated 2015 Time-Based RSU Plan”) pursuant to which the rate at which free shares (also known as “restricted share units” or “RSUs”) deplete the ordinary shares of the Company available for issuance under the share reserve authorized by the Company’s shareholder pursuant to Resolution 27 presented at the 2016 Annual General Meeting (the “fungible rate”) was decreased from 2.5 to 1.57. A description of the Amended and Restated 2015 Time-Based RSU Plan is set forth in the 2016 Proxy Statement and is qualified in its entirety by reference to the full text of the Amended and Restated 2015 Time-Based RSU Plan, a copy of which is filed as Exhibit 10.2 to this Form 8-K.

Amended and Restated 2015 Performance-Based RSU Plan

As described in Item 5.07 below, at the 2016 Annual General Meeting, the Company’s shareholders approved an amendment to the Company’s 2015 Performance-Based Free Share/RSU Plan (as amended, the “Amended and Restated 2015 Performance-Based RSU Plan”) pursuant to which the fungible rate was decreased from 2.5 to 1.57. A description of the Amended and Restated 2015 Performance-Based RSU Plan is set forth in the 2016 Proxy Statement and is qualified in its entirety by reference to the full text of the Amended and Restated 2015 Performance-Based RSU Plan, a copy of which is filed as Exhibit 10.3 to this Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2016 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2016 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter. Resolution 9 received the greatest number of votes among the three say-on-frequency proposals presented as Resolutions 9 through 11 and is considered the preference of the shareholders. In light of this vote, the Company’s board of directors has determined that the Company will hold an advisory vote to approve executive compensation on an annual basis until the next required say-on-frequency vote.

1.	The resolution renewing the term of office of Mr. Jean-Baptiste Rudelle as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,714,485	87,738	59,545

2.	The resolution renewing the term of office of Mr. James Warner as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,181,533	620,630	59,605

3.	The resolution ratifying the provisional appointment of Ms. Sharon Fox Spielman as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,779,684	22,654	59,430

4.	The resolution renewing the term of office of Ms. Sharon Fox Spielman as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,779,466	22,697	59,605

5.	The resolution appointing Mr. Eric Eichmann as Director was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,771,340	30,888	59,540

6.	The resolution renewing the term of office of Mr. Dominique Vidal, subject to the approval of Resolution 37, was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,352,980	448,378	60,410

7.	The resolution determining of the amount of directors’ attendance fees was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
61,361,161	1,393,337	107,270

8.	The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
60,916,627	1,855,478	89,663

9.
The resolution approving, on a non-binding advisory basis, holding a non-binding advisory vote to approve the compensation for the named executive officers of the Company every year was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
61,756,207	574,277	531,284

10.
The resolution approving, on a non-binding advisory basis, holding a non-binding advisory vote to approve the compensation for the named executive officers of the Company every two years was not approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
166,575	62,157,780	537,413

11.
The resolution approving, on a non-binding advisory basis, holding a non-binding advisory vote to approve the compensation for the named executive officers of the Company every three years was not approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
703,018	61,620,452	538,298

12.	The resolution approving the statutory financial statements for the fiscal year ended December 31, 2015 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,762,309	3,480	95,979

13.	The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2015 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
61,799,829	965,721	96,218

14.
The resolution approving the discharge (quitus) of the members of the board of directors and the Statutory Auditors for the performance of their duties for the fiscal year ended December 31, 2015 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,588,713	148,162	124,893

15.	The resolution allocating the profits for the fiscal year ended December 31, 2015 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
61,809,667	22,860	1,029,241

16.
The resolution approving the agreement relating to the provision of premises and means entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,594,663	25,859	241,246

17.	The resolution ratifying the partnership entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
53,086,804	9,707,439	67,525

18.	The resolution ratifying the partnership entered into with France Digitale (agreement referred to in Article L. 225-38 of the French Commercial Code) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
53,087,114	9,708,414	66,240

19.
The resolution delegating authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,841,537	13,668	6,563

20.	The resolution approving the 2016 Stock Option Plan adopted by the board of directors was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
58,633,783	4,213,603	14,382

21.	The resolution approving the modification to the fungible share ratio in the 2015 Time-Based Free Share/RSU Plan as amended by the board of directors was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
60,290,717	2,469,007	102,044

22.
The resolution approving the modification to the fungible share ratio in the 2015 Performance-Based Free Share/RSU Plan as amended by the board of directors was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
60,310,890	2,478,241	72,637

23.
The resolution authorizing the board of directors to grant OSAs (options to subscribe to new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code, subject to the approval of Resolution 20, was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
59,469,948	3,379,995	11,825

24.
The resolution authorizing the board of directors to grant time-based free shares/restricted stock units to employees pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
59,762,486	3,088,128	11,154

25.
The resolution authorizing the board of directors to grant performance-based free shares/restricted stock units to executives and certain employees, from time to time, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
59,504,990	3,345,277	11,501

26.
The resolution delegating authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
60,741,148	2,107,996	12,624

27.	The resolution determining the overall limits on the number of ordinary shares to be issued pursuant to Resolutions 23 to 26 above was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
58,918,808	3,410,047	532,913

28.
The resolution delegating authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
61,860,072	993,441	8,255

29.
The resolution delegating authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
48,902,495	13,947,160	12,113

30.
The resolution delegating authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
50,728,685	12,120,794	12,289

31.
The resolution delegating authority to the board of directors in order to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, in the context of a private placement, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
48,872,824	13,976,483	12,461

32.
The resolution delegating authority to the board of directors in order to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
59,847,285	3,002,648	11,835

33.
The resolution delegating authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Resolutions 29 to 32, with or without shareholders’ preferential subscription rights was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
49,367,464	13,480,341	13,963

34.
The resolution determining the overall financial limits applicable to the issuances to be completed pursuant to the delegations in Resolutions 29 to 33 and 35 was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,012,342	831,824	17,602

35.
The resolution delegating authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities for the benefit of members of a Company savings plan (plan d’épargne d’entreprise) was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
51,997,958	10,331,666	532,144

36.
The resolution amending the quorum requirements for ordinary and extraordinary meetings of the Company’s shareholders and approving the corresponding amendment to Article 19 of the Company’s By-laws was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,696,098	96,048	69,622

37.
The resolution reducing the term of office of the directors and observers from three years to two years and approving the corresponding amendment to the Company’s By-laws was approved, based upon the following votes:

Number of Ordinary Shares
Voted For	Voted Against	Abstained
62,777,430	22,752	61,586

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	2016 Stock Option Plan.
10.2	Amended and Restated 2015 Time-Based RSU Plan.
10.3	Amended and Restated 2015 Performance-Based RSU Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITEO S.A.
Date: June 30, 2016	By:	/s/ Nicole Linda Kelsey
	Name:	Nicole Linda Kelsey
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	2016 Stock Option Plan
10.2	Amended and Restated 2015 Time-Based RSU Plan
10.3	Amended and Restated 2015 Performance-Based RSU Plan